Exhibit 10.7

FIRST AMENDMENT TO CREDIT AGREEMENT
AND
GUARANTEE AND COLLATERAL AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) is made as of May 28, 2003 among RENT-A-CENTER, INC. (the “Borrower”), RENT-A-CENTER EAST, INC. (“RAC East”), COLORTYME, INC. (“Colortyme”), RENT-A-CENTER WEST, INC. (“RAC West”), REMCO AMERICA, INC. (“Remco”), GET IT NOW, LLC (“Get It Now”), RENT-A-CENTER TEXAS, L.P. (“RAC Texas LP”), RENT-A-CENTER TEXAS, L.L.C. (“RAC Texas LLC”, and together with the Borrower, RAC East, Colortyme, RAC West, Remco, Get It Now and RAC Texas LP, the “Grantors”) and LEHMAN COMMERCIAL PAPER, INC., as administrative agent (the “Administrative Agent”).

WHEREAS

     A. The Borrower, the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), the Administrative Agent, Morgan Stanley Senior Funding Inc., as documentation agent, JPMorgan Chase Bank and Bear Stearns & Co. Inc., as syndication agents and Wachovia Bank, National Association, UBS Warburg LLC, United Overseas Bank and Credit Lyonnais, as managing agents, are party to a Credit Agreement dated as of May 28, 2003 (the “Credit Agreement”). Unless otherwise defined herein, all capitalized terms used in this Amendment that are defined in the Credit Agreement shall have the respective meanings assigned to them in the Credit Agreement.

     B. The Grantors and the Administrative Agent are party to a Guarantee and Collateral Agreement dated as of May 28, 2003 (the “Guarantee and Collateral Agreement”).

     C. The Grantors and Administrative Agent, which has received the consent of the Required Lenders, desire to enter into this Amendment in order to modify the Credit Agreement and the Guarantee and Collateral Agreement as set forth herein.

NOW THEREFORE

     In consideration of the foregoing and the mutual promises contained herein, the parties hereby agree as follows:

     1. Amendments to the Credit Agreement.

          a. The definition of “Asset Sale” in Section 1.1 of the Credit Agreement shall be amended by deleting the word “or” after “(i)” in the second line thereof and inserting a comma in lieu thereof, and by inserting “or (k)” after "(j)” in the second line thereof.

          b. Section 1.1 of the Credit Agreement shall be amended by inserting therein the following defined term and in its correct alphabetical order:

“Margin Capital Stock”: Capital Stock issued by the Borrower that (i) constitutes “margin stock” within the meaning of such term under Regulation U as now or from time to time hereafter in effect and (ii) would, taking into account all other “margin stock” (within the meaning of such term under Regulation U as now or from time to time hereafter in effect) held by the Borrower or any of its Subsidiaries, cause the value of all such “margin stock” to exceed 25% of the value of all assets of the Borrower and its Subsidiaries that directly or indirectly secure (within the meaning of Regulation U) the Obligations.

          c. Section 4.11 of the Credit Agreement shall be amended by deleting the phrase “or for any purpose that violates” that appears after the words “from time to time hereafter in effect”, and by inserting in lieu thereof the phrase “except in compliance with” such that Section 4.11 of the Credit Agreement shall read in its entirety as follows:

No part of the proceeds of any Loans will be used for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect except in compliance with the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

          d. Section 6.9(a) of the Credit Agreement shall be amended by adding the phrase “(v) all capital stock issued by the Borrower,” after the phrase “other than” in the second line of Section 6.9(a).

          e. Clause (i) of Section 6.11 of the Credit Agreement shall be amended by adding the phrase “(as amended or supplemented with the consent of the Administrative Agent)” after the phrase “April 28, 2003”.

          f. Section 6 of the Credit Agreement shall be amended by adding the following new Section 6.13 at the end of such Section:

“Section 6.13. Equity Sales. Ensure that any sale or other Disposition by the Borrower or any of its Subsidiaries (other than by or to Legacy Trust and the Insurance Subsidiary or as otherwise permitted by Sections 7.5(c), 7.5(d), 7.8(e) and 7.8(g)) of Capital Stock for cash proceeds shall be a new issuance of such Capital Stock at any time when the Consolidated Leverage Ratio (determined as at the end of the most recent period of four consecutive fiscal quarters ended prior to the required date of prepayment set forth in Section 2.11(a) for which the relevant financial information is available on a pro forma basis as if such issuance had occurred on the first day of such period) is greater than or equal to 1.5 to 1.0.”

          g. Section 7.3 of the Credit Agreement shall be amended by deleting the word “and” from the end of Section 7.3(k), redesignating Section 7.3(l) as Section 7.3(m) and inserting the following new Section 7.3(l) after Section 7.3(k):

"(l) Liens on Margin Capital Stock that is held by the Borrower as treasury stock or that is held by any of its Subsidiaries;” and

          h. Section 7.5 of the Credit Agreement shall be amended by deleting the word “and” at the end of Section 7.5(i), deleting the period in Section 7.5(j) and inserting a semicolon in its place, adding the word “and” after the semicolon in Section 7.5(j) and inserting the following new Section 7.5(k) after Section 7.5(j):

"(k) Dispositions of Margin Capital Stock that is held as treasury stock by the Borrower or that is held by any of its Subsidiaries.”

          i. Section 7.13 of the Credit Agreement shall be amended by adding the phrase “(other than Margin Capital Stock that is held by the Borrower as treasury stock or that is held by any of its Subsidiaries)” after the phrase “suffer to exist any Lien upon any of its property” in the third and fourth lines of Section 7.13.

     2. Amendment to the Guarantee and Collateral Agreement. The definition of the term “Excluded Assets” in Section 1.1(b) of the Guarantee and Collateral Agreement shall be amended by inserting “(i)” between the colon and the word “any” at the beginning of the definition, and by inserting the phrase “and (ii) all capital stock issued by the Borrower held by any Grantor” between the word “above” and the period at the end of the definition.

     3. Representations and Warranties. Each Grantor represents and warrants that upon execution of this Amendment by each Grantor and upon the effectiveness hereof (a) all representations and warranties contained in the Credit Agreement and the Guarantee and Collateral Agreement are true and correct, (b) no Default or Event of Default has occurred and is continuing, (c) all consents, approvals and authorizations for each Grantor’s execution, delivery and performance of this Amendment have been obtained or made and (d) this Amendment has been duly executed and delivered by each Grantor and constitutes a legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms.

     4. Limited Purpose. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, the Guarantee and Collateral Agreement or any other Loan Document, each of which shall otherwise remain unmodified and in full force and effect.

     5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument, and any telecopy or other facsimile transmission of any signature shall be deemed an original signature and shall bind such party.

     6. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

RENT-A-CENTER, INC.

By:	/s/ Mark E. Speese

Name: Mark E. Speese
Title: Chairman of the Board and Chief
Executive Officer

RENT-A-CENTER EAST, INC.

By:	/s/ Mark E. Speese

Name: Mark E. Speese
Title: Chairman of the Board and Chief
Executive Officer

COLORTYME, INC.

By:	/s/ Mitchell E. Fadel

Name: Mitchell E. Fadel
Title: Vice President

RENT-A-CENTER WEST, INC.

By:	/s/ Mitchell E. Fadel

Name: Mitchell E. Fadel
Title: Vice President

REMCO AMERICA, INC.

By:	/s/ Mitchell E. Fadel

Name: Mitchell E. Fadel
Title: Vice President

GET IT NOW, LLC

By:	/s/ Mitchell E. Fadel

Name: Mitchell E. Fadel
Title: Vice President

RENT-A-CENTER TEXAS, L.P.

By:	/s/ Mitchell E. Fadel

Name: Mitchell E. Fadel
Title: President and Chief Operating Officer

RENT-A-CENTER TEXAS, L.L.C.

By:	/s/ James Ashworth

Name: James Ashworth
Title: President

[Signatures continued on the next page]

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

By:	/s/ Francis Chang

Name: Francis Chang
Title: Vice President